UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 22, 2007

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of Principal Executive Offices)	(Zip Code)

805-447-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

The Company is filing recent developments, updated risk factors and updated legal proceedings with this Current Report on Form 8-K so that the recent developments, updated risk factors and updated legal proceedings will be disclosed pursuant to Regulation FD. A copy of the recent developments is attached hereto as Exhibit 99.1, risk factors is attached hereto as Exhibit 99.2 and legal proceedings is attached hereto as Exhibit 99.3, and are all incorporated herein by reference.

All statements included or incorporated by reference in this report, other than statements of historical facts, that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future are forward looking statements. This report contains forward looking statements that are based on current expectations, estimates, forecasts and projections about the Company and the Company’s future performance, business, beliefs and management’s assumptions. Words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume,” or “continue,” and variations of such words and similar expressions are intended to identify such forward looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. The Company describes some of the risks, uncertainties, and assumptions that could affect the outcome or results of operations in “Risk Factors” in the Company’s reports filed with the SEC, including the factors incorporated by reference herein. The Company has based the forward looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual outcomes and results may differ materially from what is expressed, implied or forecast by the forward looking statements. Reference is made in particular to forward looking statements regarding product sales, reimbursement, expenses, earnings per share, liquidity and capital resources, and trends. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not have any intention or obligation to update publicly any forward looking statements contained in this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 8.01	Other Events.

The disclosure set forth in 7.01 above is incorporated herein by reference.

Item 9.01 Financial	Statements and Exhibits.

Exhibit No.	Document Description

99.1	Recent Developments.
99.2	Risk Factors.
99.3	Legal Proceedings.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 22, 2007	By:	/s/ Robert A. Bradway
	Name:	Robert A. Bradway
	Title:	Executive Vice President and Chief Financial Officer

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